                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                NAME OF COMPANY
                          Concord Communications, Inc.

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                                                   March 7, 2002

To Our Shareholders:

2001 was an extraordinary year in both business and human terms. Through all of the upheaval, however, Concord stayed focused on our goal of becoming the number-one developer of integrated fault and performance management software for high-powered information technology environments. Our focus is paying off. As 2002 begins, Concord is already winning a greater number of larger deals with enterprises, carriers and managed service providers across many major markets worldwide. We will continue to build on this success in 2002 because we believe that we have the products companies need right now, and because we are the kind of solid, visionary company businesses depend on.

Concord's industry-first integrated fault and performance software suite, eHealth(TM) 5.0, released in 2001, was designed for the market that began evolving in 2001 and will continue to evolve through 2002. The IT build-out has plateaued. Customers are taking stock of their network, system and application investments and trying to extract the most possible value from them. They need their networks to function as reliable, high-performing platforms for new revenue and service streams. At the same time, companies must hold down employee headcount to control costs. Concord's products meet these needs. They work out of the box and begin returning value immediately by detecting faults and performance problems. Customers frequently remark that fewer employees can manage more IT real estate with Concord products than with anything else on the market.

Concord is positioned to win in 2002 because in 2001 we faced the same challenges our customers are facing now. We developed the products to meet them, and along the way we never forgot that a company has to be a good business, in addition to having good products. Concord is a solid, reliable business partner. We have accelerated our internal automation projects and have become more efficient. At the same time, we continued our international expansion and we released a steady stream of new products. Our cash and margins increased throughout the year. We expect more good news in 2002 and beyond.

Finally, I would like to thank our employees and their families for their dedication through this year. We would like to remember an employee lost during a business trip in the tragedy of September 11. His family is in our thoughts and prayers. Speaking for all our employees, I'd like to express appreciation for the confidence shown by shareholders, customers and partners. We are excited about the challenges and opportunities that lie ahead in 2002, and confident we can meet them. For more information, please consult the marketing booklet, proxy statement and Annual Report on Form 10K enclosed with this letter.


                                                Sincerely,

                                                /s/ Jack Blaeser

                                                Jack Blaeser
                                                Chairman, CEO
                                                and President

                                 [CONCORD LOGO]





                                                APPLICATIONS. SYSTEMS. NETWORKS.


                              LEADING. INTEGRATED.

                               FAULT + PERFORMANCE
                               MANAGEMENT SOFTWARE

Germany

Australia

France

The Netherlands

Hong Kong

Singapore

Brazil

Japan

Mexico

Spain

United Kingdom

United States

South Africa

Sweden

Canada

                                     VISION

FPO

                           [PICTURE OF JACK BLAESER]

                                                          CONCORD COMMUNICATIONS


JACK BLAESER
President, CEO and Chairman


Concord has the products that attract customers, keep partners satisfied, and enhance revenue generation. Concord's integrated fault and performance software, the eHealth(TM) Suite of products, enables IT administrators to manage and optimize today's far-flung IT infrastructures so they are fast, available and reliable when internal or external users need them.

Information technology doesn't just support business -- these days it is business. The key competitive advantage of many businesses is a well-managed IT infrastructure.

                                                                             [3]

Concord believes that it is the right company with the right solutions at the right time. The massive IT build-out of the '80s and '90s has ebbed. Now, companies are taking stock of those IT investments to extract more value from their applications, systems and networks. They rely on their IT infrastructure as the backbone of their business and to generate revenue. However, spending too much to manage IT siphons away the profits it's supposed to generate.

Companies are looking for the value that Concord's products deliver. Our software spans applications, systems and networks with fault and performance solutions in a single, integrated package. It prevents higher management costs from eating up profits by giving companies the tools to manage vast IT infrastructures with relatively few people. With these advantages in hand, Concord is the leading integrated fault and performance management software vendor for enterprises, managed service providers and carriers.

[4]

                                                          CONCORD COMMUNICATIONS


As IT's role in business grows, Concord is positioned to grow with it as a top provider of integrated fault and performance technology, and as a solid, innovative business partner. Today, thousands of customers in many industries -- pharmaceuticals, financial services, healthcare, telecommunications, government and education -- benefit from our vision as they rely on Concord products to deliver IT resources to end-users quickly and reliably. Our long-term vision is of self-healing infrastructures that reliably deliver top performance with no day-to-day firefighting. We continue to take steps to turn our vision into reality, and we believe we have the three ingredients essential to achieving this goal:

SOLID FINANCIAL RESULTS. We know how to run a business that provides for product innovation, market expansion and shareholder value. We are proud of the financial results we have achieved and encourage readers to review our annual and quarterly financial filings with the Securities and Exchange Commission, which are available on Concord's web site.

TECHNICAL INNOVATION. We set trends, not follow them. Our product development staff focuses intensely on our customers' needs and strives to meet them by integrating strategic new technologies with our existing products.

                                                                             [5]

A GROWING GLOBAL MARKET. Every industry has turned its attention toward extracting the most value from huge technology infrastructures through better management. Concord solutions provide this value.

We believe that the combination of solid financial results, technical innovation and a growing market make Concord the right company with the right solutions at the right time.


/s/ John A. Blaeser


John A. Blaeser
President, CEO and Chairman

[6]

                              [1 STRENGTH GRAPHIC]

                                 ENTERING 2002


[8]

                                                          CONCORD COMMUNICATIONS


"WITH eHEALTH, CONCORD IS HELPING US KEEP OUR GLOBAL NETWORK RUNNING AT PEAK PERFORMANCE SO THAT OUR CUSTOMERS GET THE MOST FROM THEIR SERVICES."

                      Jack Norris, Head of Customer Service and Networks, Equant


Concord is the smart choice for companies that need integrated fault and performance management solutions. That's largely because we have excellent products. In addition, our solid business practices have been the cornerstone of our business. Concord has not sacrificed business fundamentals for dreams of hyper-growth. Our customers benefit because they depend on us to support the products they buy today, and to develop new products for tomorrow.

Entering this year, Concord was profitable and had several quarters of steadily improving margins. Each year since 1997, our cash reserves have improved and our balance sheet remains debt-free. Together these contribute to stability and allow us to fund technical innovation. Since 1997, almost 20 percent of our revenue each year has been dedicated to product research and development. The result of this sustained investment is that last year, 70 percent of our revenue came from customers returning to buy more Concord software, and for a third straight year we added more than 400 new customer accounts.

[PERCENTAGE GRAPHIC]

SP/TELCO            45%
ENTERPRISE          55%
        2001


                 Diversity and balance are keys to our strategy.
                   Our customer base is balanced between the
                 Service Provider/Telco and Enterprise markets.


                                                                             [9]

"ENTERING 2002, WE SERVED 17 ENTERPRISE VERTICAL INDUSTRIES, AND ALL OF THE TOP GLOBAL TELCOS."

                                                       Melissa Cruz, Concord CFO

Our business strength is built on our diversified revenue sources, streamlined internal operations and solid management leadership. Concord's diversified customer base, divided between corporate enterprises, managed service providers and carriers, has contributed to increased predictability and dependability in our revenues. We entered 2002 with more than 2,600 customers in 17 different enterprise vertical industries, including energy, pharmaceutical, financial, manufacturing and retail companies, government agencies and all the largest telecommunications companies around the globe. Diversified revenue makes it easier to plan our future, reducing the risk that our business will be forced to ride the costly ebb and flow of economic tides in particular customers' industries.

We are geographically diversified as well. Last year our international sales were nearing 40 percent of total revenue.

Internally, Concord places great importance on refining administrative and product development processes. Last year, we aggressively lowered our administrative overhead, plowing those savings into direct customer service initiatives that improve customer response time. We also implemented new customer management software that reduced mean time-to-customer problem resolution. Our technical services group works to ensure that when customers call Concord, a trained technician answers the phone and a solution is quickly reached. The result? More efficient employees and more satisfied customers.

[PERCENTAGE GRAPH]

DIRECT          56%
INDIRECT        44%
         2001

                Concord's sales distribution is evenly balanced,
                     ensuring maximum channel distribution.

[10]

                                                          CONCORD COMMUNICATIONS


[PIE CHART]

Carrier Infrastructure and Managed Services Providers          45%
Automotive                                                      2%
Banking                                                         4%
Software                                                        2%
Information Services                                            3%
Energy                                                          1%
Financial                                                       2%
Government                                                      7%
Healthcare                                                      2%
Hospitality                                                     1%
Industrial                                                      2%
Insurance                                                       4%
Electronic Commerce                                             2%
Manufacturing                                                   4%
Media                                                           3%
Services                                                        8%
Other                                                           5%
Pharmaceutical                                                  1%
Retail                                                          2%


On the management leadership side, Concord currently boasts an executive team with more than 100 years of collective technology experience. With knowledge acquired at leading technology firms such as IBM, Bay Networks, GE, Prime Computer, Sun Microsystems and Digital, Concord's management team has experience in profitably delivering high quality technology.

These strengths enable us to be a strong business partner that some of the world's largest companies rely on as a strategic ally.

                                                                            [11]

                           SIEMENS BUSINESS SERVICES

                                                          CONCORD COMMUNICATIONS


FPO

[PICTURE OF WALTER EDLBERGMEIER]

Walter Edlbergmeier
Service Manager
Global Information Systems
Siemens Business Services


Siemens is one of the world's largest diversified technology and service companies, with 460,000 employees sprawling over more than 80 countries in Europe, North America, the Pacific Rim, South America and Africa. A massive information technology infrastructure supports Siemens' worldwide operations, including enterprise resource planning, financials, sales, customer care and e-commerce applications. Siemens relies on Concord as an important strategic partner, supporting both its internal operations and a growing managed services program.

Deployed in the network operations centers in Germany, US and Singapore, Concord software provides internal monitoring and management reports enabling Siemens' operations staff to maintain maximum uptime and response for their own IT infrastructure. Siemens' Business Services (SBS) division offers outsourced IT services to large corporations and manages these IT infrastructures with Concord. Siemens, already a major player in industries as diverse as automation, health care, transportation, electronics, information technology, telephone and telecommunications equipment, is angling for a similar commanding position in the growing global market for managed services. Siemens expects Concord to play a big role in reaching that goal.


                                                                            [13]

"WE AND OUR CUSTOMERS SEE THE CONCORD SUITE AS THE BEST PRODUCT FOR IT FAULT AND PERFORMANCE MANAGEMENT."

                                                             Walter Edlbergmeier


SBS's recently launched managed services business has already attracted large multinational corporations such as BMW, Ford Motor and Osram/Sylvania. It offers more than 100 separate managed services offerings under three practices: consulting services, e-business solutions and Infrastructure Services. Concord enables SBS to provide clients with strategic capacity planning management, and uses Concord to anticipate and solve problems before they affect customers.

"We had to be able to depend on Concord as a global company," said Walter Edlbergmeier, service manager for global information systems at SBS. "We have offices and customers all over the world, and we needed a partner who could support us in those countries."

[14]

                                                          CONCORD COMMUNICATIONS

"CONCORD'S PRODUCT SUITE HAD THE BEST FEATURES FOR END-TO-END MANAGEMENT, THE SHORTEST IMPLEMENTATION TIME, OUT-OF-BOX FUNCTIONALITY, AND MULTI-VENDOR CAPABILITY."

                                                             Walter Edlbergmeier


SBS chose Concord because no competing product offered comparable features, Edlbergmeier said. According to Edlbergmeier, Concord's product suite had the best features for end-to-end management, the shortest implementation time, out-of-box functionality, and multi-vendor capability. Today, SBS supports the entire Concord implementation with only 11 people, compared to the 100 administrators that would be needed to support a comparable management infrastructure from a Concord competitor.

"We and our customers see the Concord suite as the best product for IT fault and performance management," he said. Edlbergmeier credits Concord with a key role in landing the business to manage BMW's complete IT infrastructure, which was an important account for SBS. "We really needed help from Concord to move fast enough to win the BMW deal," he said. "BMW asked about our relationship with Concord, because Concord was going to be a big part of our solution for them. If BMW was convinced about the SBS and Concord cooperation they would sign -- and they did."

                                                                            [15]

"WE HAVE BUILT A STRATEGIC PARTNERSHIP WITH CONCORD. WE GET INSTANT HELP DESIGNING CUSTOM SOLUTIONS FOR INDIVIDUAL CUSTOMERS."

                                                             Walter Edlbergmeier


"We have built a strategic partnership with Concord," Edlbergmeier said. "We get instant help designing custom solutions for individual customers. We view Concord in a good market position and its roadmap allows us to see what is going on in product development and what features are to come. We can be sure to see future development of Concord's products."

[16]

                             [2 INNOVATION GRAPHIC]

                                 LEADING THROUGH
                              TECHNICAL INNOVATION

[18]

                                                          CONCORD COMMUNICATIONS


"IN ORDER TO SUCCEED, SOFTWARE VENDORS MUST INTEGRATE FAULT AND PERFORMANCE INTO A SINGLE PLATFORM."

                                                         Yankee Group, Dec. 2001


Technology leadership comes from listening to your customers and creating innovative solutions to meet their needs.

Our product development goal is to eliminate the complexity of IT fault and performance management through technical innovation. Every step we take toward that goal is a gain for our customers, who can spend more time running their businesses and less time managing their information technology. That's what they need as their IT infrastructures get more and more complex -- even as they have to hold the line on spending to manage them.

Well before other software companies thought about combining fault and performance management in a single product, we knew from listening to our customers that they needed a new management solution, different from anything on the market. It had to combine their crucial management tools -- fault and performance -- in an integrated product that spanned applications, systems and networks. Concord acquired systems and application technology to compliment its existing strength in network performance management. Then, unlike software vendors that loosely couple products together under a framework name, Concord invested heavily to integrate its products so they work smoothly out of the box and begin returning on investment as soon as possible. Concord raised the offering to a new level by developing an integrated fault management solution, spanning applications, systems and networks. The result is Concord's eHealth Suite of products, the world's first integrated fault and performance management software.

                                                                            [19]

[LIVE STATUS GRAPHIC]

Concord's innovative NOC display -- called Live Status(TM) -- allows customers to see a high level business view of the infrastructure that combines fault and performance data across applications, systems and networks. Live Status reduces mean time to repair by enabling faster identification of underlying failures.


Concord took this approach because customers have no patience with endless deployment cycles and integration projects to make software work. To us, software that works out of the box is basic, not a bonus. Our customers are too busy running their businesses to learn ours, just so they can get our software to do what they bought it to do.

Customers tell us that fewer employees can manage more IT real estate with Concord products than with anything else on the market. Since eHealth manages fault and performance end-to-end, our customers get double the value when they use Concord.

[20]

                                                          CONCORD COMMUNICATIONS


In an age of broken technology promises by IT management vendors, Concord customers often remark that Concord software "just works." We believe this statement shows that Concord products fulfill customers' previously unmet expectations for short time-to-value from their products. Concord customers have implemented the full suite of eHealth products in an average of less than two days. Our interfaces are designed so IT staff can quickly learn to operate them. To create such easy-to-use products, Concord's engineers learn customers' needs through on-site installations, beta tests, service visits, user meetings and training programs. We hear their problems first-hand and translate those needs into products; from their mouths to our code. Concord's ability to transform customers' needs into workable products has helped us steadily progress toward our goal of being the leading fault and performance management software vendor for enterprises, managed service providers and carriers.

Customers and partners depend on their software providers to drive forward with a vision for solving tomorrow's problems. Concord has already demonstrated we can do that with development of our eHealth software, and we are committed to continuing to do so by understanding our customers' businesses and investing our capital and resources in products that let customers focus on their business.

[INVESTMENT RETURN GRAPH]

AVERAGE PAYBACK PERIOD          6 MONTHS
AVERAGE DAYS TO IMPLEMENT       2
                2001


                  Findings from a report entitled "A Return on
                Investment Analysis of Concord's eHealth Suite",
             prepared from in-depth interviews of Concord customers.

                                 Nervewire 2001

                                                                            [21]

                              BOOZ ALLEN HAMILTON

                                                          CONCORD COMMUNICATIONS


FPO

[PICTURE OF TRENT GIBSON AND STEVE KONING]

Booz Allen Hamilton
Enterprise Systems Management (EMS) team

Trent Gibson and Steve Koning


Booz Allen Hamilton is one of the world's top consulting companies, selling strategic and technical knowledge to government and top-tier international businesses in Europe, North America, South America, Africa, Asia and the Pacific Rim. In the consulting business, information sharing and communication is a strategic advantage. Booz Allen Hamilton's 11,000 worldwide consultants depend on a global IT infrastructure to do business. If any part of the company's network, systems or applications slow down or fail, the responsible team or staff member needs to know quickly so that corrective action can be taken.

The four-person 'Enterprise Systems Management' (EMS) team -- Steve Koning, Trent Gibson, Basam Hasan and Steve Horvath -- are responsible for the tools used to monitor Booz Allen's IT infrastructure. While the team has traditionally focused on detecting failures or problems when they occur, the team's focus is starting to shift to anticipation of problems that affect end users before they happen. Concord products make this easier. The team uses the integrated Concord eHealth(TM) Suite of products -- including Concord's latest technology, integrated Application Response(TM). "We use Concord to look at our network, virtually every application, database and our application servers," said Gibson, a lead applications engineer. He continued, "Nothing else we do matters unless our availability and response time is good for the end users."


                                                                            [23]

"WE USE CONCORD TO LOOK AT OUR NETWORK, VIRTUALLY EVERY APPLICATION, DATABASE AND OUR APPLICATION SERVERS."

                                                                    Trent Gibson


The EMS team supports critical applications such as human resources, financials and time and expense reporting for 100 Booz Allen Hamilton offices all over the world. With a small group managing this massive IT infrastructure, leveraging resources and ease of use is key. These were major reasons Booz Allen Hamilton originally chose eHealth products in 1997. Concord clinched Booz Allen Hamilton's business by meeting a challenge from the CIO to install the product on Monday and deliver useful information by Friday.

Gibson said, "We need something that maintains itself. With just the four of us maintaining all our monitoring tools, we don't have time to do a lot of configuration. We need our management tools to discover a device quickly and start polling it."

[24]

                                                          CONCORD COMMUNICATIONS


"CONCORD'S NEWEST TECHNOLOGIES ARE GEARED TO HELP SOLVE PROBLEMS FROM THE USER PERSPECTIVE."

                                                                    Steve Koning

Since that time, Booz Allen Hamilton has expanded from networks to systems to applications with Concord's integrated eHealth suite. Most recently the team has started using the integrated Application Response module which identifies and isolates problems affecting Booz Allen consultants by monitoring actual response times across components of the IT infrastructure -- as the consultant sees it. This also helps Koning's team troubleshoot problems as well. If Application Response indicates that end user transactions traverse the system and network segments quickly, the team knows to focus on the application itself. The long-range goal for Booz Allen Hamilton's IT management is to improve application performance by focusing on the end-user experience, rather than on conventional metrics.

                                                                            [25]

"THE WHOLE NOTION OF END USER RESPONSE IS IMPORTANT TO US. WE CAN TELL FROM VIRGINIA THAT OUR LONDON SERVER HAS BEEN UP 100 PERCENT OF THE TIME, YET END USERS OF THAT SERVER CAN STILL SAY THEY'RE GETTING LOUSY PERFORMANCE."

                                                                    Steve Koning


Although conventional metrics indicate that an application is "available," or running properly on its server, it may not be "reachable," meaning an end user cannot access the application, or the application may be performing very slowly. "The whole notion of end user response is important to us. We can tell from Virginia that our London server has been up 100 percent of the time, yet end users of that server can still say they're getting lousy performance," Koning said. Concord's newest technologies are geared to help solve problems from the end user perspective. He continued, "Application response is very important to us. While what's happening from the box's perspective is important, we really want to know how things are performing from the end user's perspective. Concord allows us to say 'response has been the same for a month and we have not seen any anomalies,' or it shows us we do have a real problem. Concord is taking us closer to the end user perspective."

[26]

                            [3 OPPORTUNITY GRAPHIC]

                          CAPITALIZING ON OUR STRENGTH
                             TO EXPAND MARKET SHARE


                                                                            [28]

                                                          CONCORD COMMUNICATIONS


"CONCORD HAS PUSHED THE ENVELOPE AND HAS CONTINUED TO DEVELOP LEADING TECHNOLOGIES."

                                         Dimension Data Managed Service Provider


Strategic business and product development initiatives have positioned Concord to grab larger shares of markets where it is already established. Concord builds on its traditional strengths to meet new market needs, which makes us more valuable to existing customers and helps attract new ones. Concord's eHealth Suite meets an emerging need for integrated fault and performance management. Adding integrated Application Response to eHealth made Concord the only company that can address today's need for end-to-end IT infrastructure management, from applications to systems to networks.

Concord's market is comprised of companies in every industry and geography that have massive new IT infrastructures they depend on to attract new revenue. The eHealth Suite provides the management tools companies needed to make their applications, systems and networks reliable and work at peak performance. If companies spend on management only a fraction of what they did on infrastructure, Concord's market opportunity would be huge.

                                                                            [29]

[WORLD MAP GRAPHIC]


47 OFFICES IN 15 COUNTRIES, PLUS RESELLERS THAT SPAN THE GLOBE COVERING 50 MORE COUNTRIES.

     Germany

     Australia

     France

     The Netherlands

     Hong Kong

     Singapore

     Brazil

     Japan

     Mexico

     Spain

     United Kingdom

     United States

     South Africa

     Sweden

     Canada


We have gone after our opportunities full throttle in our quest to be the market leader. Concord is a global company with growing operations in major international markets. Last year we added sales offices in Asia, Latin and South America, and Southern Europe, for a total of 47 offices in 15 countries across the globe including Germany, Australia, France, The Netherlands, Hong Kong, Singapore, Brazil, Japan, Mexico and Spain. We sell in multiple currencies and our product is available in several languages.

Our global offensive is targeted at neutralizing point software vendors while allowing the world's leading companies to standardize on Concord software. Building on our successful expansion of operations in Europe, Latin America and the Pacific Rim, we expect to expand into China, India and new European and South American markets.

[30]

                                                          CONCORD COMMUNICATIONS


Concord's product development has consistently been in sync with market demands. Our September 2001 release of eHealth 5.0, for example, included integrated Application Response to meet growing demand for end-to-end fault and performance management. This investment in a nascent market allows Concord to enter 2002 with the only IT management software that combines analysis of end user experiences at the desktop with industry-leading solutions for networks and systems. eHealth 5.0 is the only product that can model the full user experience from the desktop to the server and back. As we expected, this market is moving out of the embryonic stage into a growth stage -- and Concord is the only vendor well positioned to capitalize on this integrated need.


[2001 REVENUE BY REGION BAR GRAPH]


Dollars (millions)
INTERNATIONAL     36%
NORTH AMERICA     64%

                                                                            [31]

                               FLUOR CORPORATION

                                                          CONCORD COMMUNICATIONS


FPO

[PICTURE OF ANTHONY HERNANDEZ AND ARTHUR PALS]

Fluor Corporation
Technical Services Group
Anthony Hernandez and Arthur Pals


California-based Fluor Corporation is a Fortune 500 engineering, procurement, construction and maintenance company that develops world-class projects for multiple industries across six continents. The company serves customers in industries as diverse as energy and chemicals, manufacturing, microelectronics, telecommunications and transportation. Fortune magazine recently named Fluor as the world's most admired company among engineering and construction companies. Engineering industry publications consistently rank Fluor as one of the world's three top contractors and one of the top design firms.

Fluor is a leader in information technology. Designing, building and maintaining complex projects demands fast, reliable information technology to serve more than 50,000 professionals worldwide. Fluor's IT infrastructure runs in excess of 300 applications -- everything from computer-aided design for engineers to enterprise applications like voice over IP, SAP and Citrix. The company's professionals also produce a steady stream of home-grown applications and modifications of packaged applications for customers and internal use. Fluor employees of every level -- engineering, business, management -- depend on local- and wide-area networks to access these applications every day.

                                                                            [33]

"CONCORD IS A SUPERIOR TOOL IN ITS ABILITY TO PROVIDE RICH DATA...WE CAN CONFIGURE JUST ABOUT ANY REPORT WITH eHEALTH."

                                                               Anthony Hernandez


Fluor's technical services group uses the Concord eHealth(TM) Suite to monitor who accesses applications and whether applications are available and working at peak performance. eHealth helps Fluor quickly determine if it is the network or the application itself that is eroding application performance. Fluor originally brought Concord in during a company-wide software deployment, and kept using the eHealth application after the deployment.

Fluor made the Concord eHealth Suite a key component of an enterprise-wide IT network management system because eHealth's reporting, scalability and end-to-end reach exceeded other products. eHealth's ability to provide detailed reports spanning applications, systems and networks was a key difference that won over Fluor initially and helped ensure an ongoing role for Concord.

[34]

                                                          CONCORD COMMUNICATIONS


"I LOOK TO DO BUSINESS WITH COMPANIES I THINK WILL BE AROUND FOR A LONG TIME."

                                                                     Arthur Pals


"The Concord eHealth Suite is a superior tool in its ability to provide rich data," said Anthony Hernandez, Fluor systems engineer. "We can configure just about any report with eHealth. Also, we found other tools we were using did not scale the way eHealth did. Now we have a global tool that can support our growth."

Concord's products are now installed within Fluor for worldwide usage as an enterprise tool that local groups can use to improve their operations. Concord's eHealth Suite has helped Fluor consolidate IT information gathered from local sites to enterprise systems and deliver it back to local groups in report form. Fluor intends to expand the use of the information eHealth gathers to help local project managers specify service level agreements (SLAs) with customers. This effort will also include working with local managers to use those reports during customer meetings as a tool to demonstrate application performance problems, which often can help diffuse difficult situations.

                                                                            [35]

"eHEALTH SUITE CAN GRAB ALL THE INFORMATION WE NEED OFF THE NETWORK AND PROVIDE INSIGHT."

                                                                     Arthur Pals


Arthur Pals, Enterprise Wide Area Network Manager for Fluor said, "In addition to their products, Concord has the qualities that I look for in a strategic partner, increasing their chances of long-term success at Fluor."

"I look to do business with companies I think will be around for a long time. I especially look at their investments in products, training and processes," Pals said. "eHealth Suite can grab all the information we need off the network and provide insight. Concord has all the ingredients, from client agent to server agent, to polling servers, routers and response mechanisms. They have a lot to offer their customers. We have also seen Concord take input from Fluor and develop other product features. I like that because it shows me that Concord listens to their customers."

[36]

                             [4 LEADERSHIP GRAPHIC]

FPO

[CONCORD MANAGEMENT TEAM PICTURE]

                                                          CONCORD COMMUNICATIONS


Concord Management Team (from left to right)

Kevin Conklin
Fred Engel
Ellen Kokos
Jack Blaeser
Melissa Cruz
John Hamilton



CONCLUSION

Concord's eHealth Suite of products enables companies to run their IT infrastructures reliably and at peak performance in a single, integrated fault and performance product that spans applications, systems and the networks that connect them. Concord is a proven, reliable partner to thousands of companies in dozens of industries all over the world. As more companies focus on extracting value from their IT investments, Concord expects to see its role grow ever more strategic, and with it, its reputation for innovation, leadership and customer service.

                                                                            [39]

BOARD OF DIRECTORS

John A. Blaeser
President, Chief Executive Officer
and Chairman
Concord Communications, Inc.

Frederick W. Bolander
Managing Director
Gabriel Venture Partners

Richard M. Burns, Jr.
Officer
Charles River Ventures

Deepak Kamra
General Partner
Canaan Partners

Robert M. Wadsworth
Managing Director
HVP Partners, LLC


EXECUTIVE OFFICERS

John A. Blaeser
President, Chief Executive Officer
and Chairman

Kevin J. Conklin
Executive Vice President,
Business Development

Ferdinand Engel
Executive Vice President, Engineering,
Chief Technology Officer

Melissa Cruz
Executive Vice President, Business Services,
Chief Financial Officer and Treasurer

John F. Hamilton
Executive Vice President, Worldwide Sales and Technical Services

Ellen R. Kokos
Executive Vice President, Marketing


CORPORATE INFORMATION

Corporate Headquarters
400 Nickerson Road
Marlboro, MA 01752
Telephone: (508) 460-4646
Fax (508) 481-9772
www.concord.com


FORM 10-K

A copy of the Company's Form 10-K filed with the Securities and Exchange Commission and additional copies of the Annual Report may be obtained upon request to:

Investor Relations
400 Nickerson Road
Marlboro, MA 01752

or by visiting our Web page at
www.concord.com


ANNUAL MEETING

The Annual Meeting of Stockholders of the Company will be held on April 24, 2002 at our corporate offices.


COMMON STOCK

Common stock of Concord Communications, Inc. is traded on the Nasdaq National Market under the symbol "CCRD."


INDEPENDENT AUDITORS

Arthur Andersen LLP
Boston, MA


TRANSFER AGENT

Fleet National Bank
c/o EquiServe
150 Royall Street
Canton, MA 02021

Shareholder Inquiries:
(781) 575-3120
www.Shareholder-equiserve@equiserve.com


Printed 3/14/02

[40]

This document contains forward-looking statements, including express or implied statements regarding the Company's future market opportunities and financial performance, the future success of the Company's business strategies, and the Company's future technological developments. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including without limitation risks relating to the magnitude and duration of the current economic slowdown and its impact on the software, networking, and telecommunication industries; uncertainties involving our customers' ability to obtain funding and the resulting potential delay of customer purchasing decisions; risks of continued operating losses; uncertainties involving the ability to attract and retain quality professional employees; uncertainties involving intellectual property rights and litigation; uncertainties involving litigation in general; risks in technology development and commercialization; risks in product development and market acceptance of and demand for the Company's products; risks associated with competition and competitive pricing pressures; risks associated with international sales; and other risks discussed in the Company's annual report filed with the SEC on Form 10-K for the year ended December 31, 2001. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date of this document. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations or in events, conditions, or circumstances on which any such statements may be based.

(C) 2002 Concord Communications, Inc. All Rights Reserved.

Principle photography by Matthew McKee
Photo of Walter Edlbergmeier by Eva Nieberle
Photo of Anthony Hernandez and Arthur Pals by Quinn Yarborough
                                                                     concord.com


Corporate Headquarters
Concord Communications, Inc.
North America
400 Nickerson Road
Marlboro, MA 01752


CCR-MB-02
T1-0202-0006                                                             RD21402